SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                              (Amendment No. ____)


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|_|      Soliciting material pursuant to " 240.14a-11(c) or " 240.14a-12

                              ORALABS HOLDING CORP.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)


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

                              ORALABS HOLDING CORP.
                             18685 East Plaza Drive
                             Parker, Colorado 80134

                             ______________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ______________________

                                  May 25, 2004

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ORALABS HOLDING CORP. (the "Company") will be held at the Company's offices at 18685 East Plaza Drive, Parker, Colorado 80134, on Tuesday, May 25, 2004, at 2:00 p.m., for the following purposes:

         1.      To elect four Directors;

         2. To ratify the action of the Board of Directors pursuant to the recommendation of the Audit Committee in selecting Ehrhardt Keefe Steiner & Hottman P.C. as the Company's independent auditors for the fiscal year ending December 31, 2004; and

         3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on April 5, 2004 as the record date for determining all stockholders entitled to receive notice of the Annual Meeting and to vote at such meeting or any adjournment(s) thereof.

         The Board of Directors appreciates and welcomes stockholder participation in the Company's affairs. Whether or not you plan to attend the Annual Meeting, please vote by completing, signing and dating the enclosed proxy and returning it promptly to the Company in the enclosed self-addressed, postage-prepaid envelope. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                                        By Order of the Board of Directors,




                                        /s/ Michael I. Friess
                                        ----------------------------------------
                                        Secretary
April 20, 2004

                              ORALABS HOLDING CORP.
                             18685 East Plaza Drive
                             Parker, Colorado 80134

                             ______________________

                                 PROXY STATEMENT

                             ______________________

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 25, 2004


General Information

         This Proxy Statement is furnished to the stockholders of OraLabs Holding Corp., a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the Annual Meeting of Stockholders of the Company to be held on May 25, 2004, and any adjournment(s) thereof (the "Annual Meeting"). A copy of the notice of meeting, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 (which also comprises the Company's Annual Report) and form of proxy statement are first being sent to stockholders on or about April 20, 2004.

         Only stockholders of record at the close of business on April 5, 2004, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Annual Meeting. On the record date, there were issued and outstanding 4,580,615 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote with respect to each of the matters to be voted upon at the Annual
Meeting. The Common Stock is the only class of outstanding securities of the Company entitled to vote at the Annual Meeting.

         Presence in person or by proxy of the holders of 2,290,308 shares of Common Stock will constitute a quorum at the Annual Meeting. Assuming a quorum is present, the affirmative vote of the holders of at least a majority of votes present and entitled to be cast at the Annual Meeting is required for (i) the election of Directors, (ii) the ratification of the selection of Ehrhardt Keefe Steiner & Hottman P.C. as independent auditors for the current fiscal year, and
(iii) except as otherwise required by Colorado law or the Company's Articles of Incorporation or Bylaws, any other matters that properly come before the meeting. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder's shares will not be voted on such matter. Abstentions may be specified on all proposals submitted to a stockholder vote other than the election of directors. Abstentions will be counted as present or represented and entitled to vote for purposes of determining the existence of a quorum regarding the proposal on which the abstention is noted, but will not be considered as votes cast in determining whether a matter has been approved by the stockholders. A proxy submitted by a stockholder also may indicate that all or a portion of the shares represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain matters in the absence of instructions from the beneficial owner of the shares.

         If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed in the proxy. If no instructions are given, the persons named in the proxy intend to vote in favor of (i) the nominees for election as Directors as set forth below and (ii) the ratification of the selection of Ehrhardt Keefe Steiner & Hottman P.C. as independent auditors for the current fiscal year.

         Brokers holding shares in street name, who do not receive instructions, are entitled to vote on the election of Directors and ratification of the appointment of the independent auditors, since such matters are considered to be routine. Since a broker is not required to vote shares held in "street name" in the absence of instructions from the beneficial stockholder, a stockholder's failure to instruct his broker may result in the stockholder's shares not being voted.

         Each proxy granted may be revoked by the person granting it at any time
(i) by giving  written  notice to such effect to the  Secretary  of the Company,
(ii) by execution and delivery of a proxy bearing a later date, or (iii) by attendance and voting in person at the Annual Meeting, except as to any matter upon which, prior to such revocation, a vote shall have been taken pursuant to the authority conferred by such proxy. The mere presence at the Annual Meeting of a person appointing a proxy does not revoke the appointment.


                              ELECTION OF DIRECTORS

Nominees

         The Bylaws of the Company provides that the number of Directors of the Company shall be fixed by resolution of the Board of Directors. Such number currently has been fixed at four persons. At the Annual Meeting, four persons will be elected to the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualify. The persons named as proxies in the accompanying proxy intend to vote FOR these nominees of the Board of Directors or, if any of the nominees should be unable to serve, for such substitute nominee(s) as the Board of Directors then may propose.

         The following table sets forth information about the nominees, each of whom is currently serving as a Director of the Company:

                                                                      Year First
                                                                      Elected to
                                                                       Board of
       Name              Age         Positions with the Company        Directors
       ----              ---         --------------------------        ---------
Gary H. Schlatter(2).....47      Chairman of the Board, Chief            1997
                                    Executive Officer, Director
Allen R. Goldstone.......51      Director                                1997

Michael I. Friess........54      Director (1), Secretary                 1997

Robert C. Gust...........47      Director (1)                            2000

__________________

1        Audit Committee member

2        See "Certain Relationships and Related Transactions" below.

         Mr. Schlatter and Mr. Goldstone were elected to their positions in May 1997 upon consummation of the transaction by which the Company's subsidiary, OraLabs, Inc., was acquired by SSI Capital Corp. (the Company's predecessor). Mr. Friess was appointed as a Director on September 8, 1997 and Mr. Gust was elected as a director on May 26, 2000. All directors serve as such until their successors are elected and qualified. No family relationship exists among the Directors or between any of such persons and the Executive Officers of the Company. Mr. Goldstone resigned from the Board on August 24, 1999 and was reappointed to the Board on December 30, 1999.

         Gary H. Schlatter is the founder (in 1990) of the Company's subsidiary, OraLabs, Inc., and has served as the President, Chief Executive Officer, Treasurer and Secretary of the subsidiary since that time. He also serves in the positions listed in the above table with respect to the Company. Mr. Schlatter holds his offices (other than the position of director) pursuant to an employment agreement (see, "Executive Compensation").

         Michael Friess is a self-employed attorney licensed to practice law in the State of Colorado. He was a partner from January 1983 to December 1993 in the New York City law firm of Schulte, Roth & Zabel, where his practice emphasized taxation.

         Allen R. Goldstone is the managing member of Creative Business, LLC, a company that is engaged in business consultation, and he has held that position since 1998 (and prior thereto he was and still serves as president of Creative Business Strategies, Inc., another business consulting firm). Mr. Goldstone has also served as a management consultant since 1988. For calendar year 1997, Mr. Goldstone was an employee of the Company's subsidiary, in which capacity he was in charge of investor relations.

         Robert C. Gust is the co-founder (January 2002) and Partner of Apogee Group, a business brokerage and consulting firm. From April 1997 to December 2001, Mr. Gust was co-founder and Senior Vice-President of Business Development for Protocol Communications, Inc., a Massachusetts company engaged in the business of owning and operating integrated marketing services companies. From June 1993 until the formation of Protocol Communications, Inc., Mr. Gust was Vice-President of Sales (North America) for Indigo America.

         The Board of Directors recommends that stockholders vote FOR the election of each of the nominees named herein.

Additional information with respect to the Board of Directors.

         The Company has a standing Audit Committee consisting of Michael I. Friess and Robert C. Gust. The Audit Committee reviews the consolidated financial statements and independent auditors' report, including recommendations from the independent auditors regarding internal controls and other matters. The Audit Committee held one meeting during fiscal year 2003 to discuss the financial statements to be part of the Company's Form 10-KSB for fiscal year 2003, and held two meetings with the Company's independent auditors with respect to the Company's Annual Report on Form 10-KSB for fiscal year 2003. The meetings were held by telephone conference call.

         The Board of Directors adopted a revised written charter for the Audit Committee in March 2004, which is attached to this Proxy Statement as Appendix
A. A report of the Audit Committee is found under the heading "Audit Committee Report" below.

         During the fiscal year ended December 31, 2003, the Board of Directors did not meet in person but met four times by telephone conference, and each Director participated in the meeting. The Board also took action on numerous occasions without a formal meeting.

Audit Committee Report

         The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition (two independent directors) satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that audit committee members be "independent directors" as that term is defined by those rules. The Board of Directors has determined that one of the Audit Committee members, Michael I. Friess, is both independent and is an "audit committee financial expert" as that term is used in Item 401 of Regulation S-B. Mr. Friess qualifies as an audit committee financial expert by means of his employment as a tax attorney in New York City as described above.

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee reviewed and discussed the audited financial statements with the auditors and with management, discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61 (communications with audit committees), reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors their independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission.

                                                              Audit Committee

                                                              Michael I. Friess
                                                              Robert C. Gust
April 13, 2004

Section 16(a) Beneficial Ownership Reporting Compliance.

         Section 16(a) of the Securities and Exchange Commission requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. The Company believes that during fiscal year 2003, its directors, executive officers and 10% owners complied with all Section 16(a) filing requirements with the following exceptions: directors Friess, Goldstone and Gust each filed a late report with respect to options awarded to each of them in June 2003 under the Company's 1997 Non-employee Directors Option Plan, and director Friess filed late reports concerning shares of stock sold by him in 1999 and 2000.

Executive Officers and Significant Employees.

         The following table sets forth information about the executive officers and significant employees of the Company:

       Name                         Age        Positions with the Company
       ----                         ---        --------------------------

Gary H. Schlatter (1)................47     Chief Executive Officer, President,
                                               Treasurer
Emile (Red) Jordan...................45     Comptroller, Chief Financial
                                               Officer/ Chief Operating Officer

__________________
1 See description of Mr. Schlatter below the table of Nominees to the Board of Directors, above.

         Mr. Jordan has served as the Comptroller of the Company since May 1997. He has served as Comptroller of the subsidiary, OraLabs, Inc. on a full time basis since April 1, 1994. Mr. Jordan is the Chief Operating /Chief Financial Officer of the Company. Mr. Jordan was elected to his position by the Board of Directors of the Company and holds his office at the discretion of the Board of Directors or until his earlier death or resignation.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Gary H. Schlatter, through an affiliated entity, is the owner of the property leased by OraLabs (the Company's subsidiary) that serves as the Company's headquarters, manufacturing facility and warehouse facility. The lease expires on September 30, 2006. Rent paid to Mr. Schlatter and to his affiliated entity that leased to OraLabs the two facilities occupied by it in 2003 was $280,438. The Company believes that its rental rate is comparable to that which would be paid to unaffiliated parties, and the Company believes that if the leases were not to be renewed, the Company could obtain alternative space.


                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of April 5, 2004, information regarding the beneficial ownership of Common Stock (i) by each Director (each of whom is a nominee for election at the Annual Meeting), (ii) by each Executive Officer listed in the Summary Compensation table below, (iii) by all Directors and current Executive Officers as a group (four (4) persons), and (iv) by each person or group known by the Company to own beneficially in excess of five percent (5%) of the Common Stock (all share numbers have been adjusted to reflect the one-for-two reverse stock split effective in December 2003):

  Name and Address                 Amount and Nature of              Percent
of Beneficial Owner (6)            Beneficial Ownership              of Class
-----------------------            --------------------              --------
Gary H. Schlatter                   3,729,350 shares (1)              81.4%(1)
18685 East Plaza Drive
Parker, Colorado 80134

Allen R. Goldstone                   36,250 shares (2)                   *
5353 Manhattan Circle
Suite 101
Boulder, Colorado 80303

Michael I. Friess                     8,750 shares (3)                   *
5353 Manhattan Circle
Suite 101
Boulder, Colorado 80303

Robert C. Gust                       24,750 shares (4)                   *
7N551 Cloverfield Circle
St. Charles, IL 60175

Emile J. Jordan                      25,500 shares5                      *
18685 East Plaza Drive
Parker, Colorado 80134

All directors and executive          3,824,600 shares (1, 2, 3, 4, 5)  82.5%
  officers as a group (five persons)

*        Less than one percent

__________________

1 Includes 100,000 shares held by The Schlatter Family Partnership, of which Gary H. Schlatter and his spouse are the general partners. Mr. Schlatter's spouse may be deemed the beneficial owner of some or all of the shares. Does not include 30,500 shares that Mr. Schlatter's spouse, an employee of the Company, has the right to acquire on April 5, 2004, or within sixty (60) days thereafter, pursuant to outstanding options.

2 Includes 6,250 shares that he has the right to acquire on April 5, 2004, or within sixty (60) days thereafter, pursuant to outstanding options.

3 Includes 8,750 shares that he has the right to acquire on April 5, 2004 or within sixty (60) days thereafter, pursuant to outstanding options.

4 Includes 13,750 shares that he has the right to acquire on April 5, 2004 or within sixty (60) days thereafter, pursuant to outstanding options.

5 Includes 25,500 shares that he has the right to acquire on April 5, 2004 pursuant to outstanding options.

6 Unless otherwise noted, the stockholders identified in this table have sole voting and investment power. The sole person known to the Company to be the beneficial owner of more than five percent (5%) of the class of outstanding stock is Gary H. Schlatter, whose address is c/o OraLabs Holding Corp., 18685 East Plaza Drive, Parker, Colorado 80134.

Change in Control.

         The Company does not know of any arrangements, including a pledge by any person of securities of the Company, the operation of which at a subsequent date may result in a change in control of the Company.

                             EXECUTIVE COMPENSATION

         The following table sets forth information regarding compensation for services rendered, in all capacities, awarded or paid to or earned by the Chief Executive Officer of the Company during the last three fiscal years and to Emile
J. Jordan for fiscal year 2001, the only other executive officer of the Company who received a total annual salary and bonus in excess of $100,000 during any of the last three fiscal years.

                           Summary Compensation Table

                                           Annual Compensation                         Long Term Compensation
       Name and                                                                              Shares Under-
  Principal Position       Year     Salary ($)     Bonuses ($)      Other ($)     Other     lying Options

Gary H. Schlatter, CEO     2003      370,346 (1)        0            22,339 (4)     0          30,5001
                           2002      335,468 (1)        0            27,009 (2)     0          30,5001
                           2001      314,856 (1)     355,000         25,147 (2)     0          30,5001
Emile J. Jordan (3)        2001       77,038         44,636             0           0          20,500

1 Includes 30,500 shares underlying 30,500 options granted in the fiscal year ended December 31, 1997 to Mr. Schlatter's spouse, an employee of the Company, under the Company's 1997 Stock Plan and a $10,000 annual salary to the spouse. Beneficial ownership of such securities and spouse's salary is disclaimed by Mr. Schlatter.

2 Includes expenses for automobiles and related insurance and other automobile expenses, as well as payments made to a company owned by Mr. Schlatter for computer equipment and furniture.

3 Mr. Jordan's total annual salary and bonus was not in excess of $100,000 during the 2003 or 2002 fiscal years.

4 Includes expenses for automobiles and related insurance and other automobile expenses.

Standard Compensation Arrangements for Directors

         The directors other than Mr. Schlatter are compensated monthly for services provided as directors. Currently, all three non-employee directors receive $2,000 monthly as directors fees. The Company may modify those arrangements at any time. Except as stated in "Other Compensation Arrangements" below, there were no other arrangements pursuant to which any director of the Company was compensated during the past fiscal year for any service provided as a director. However, the Company has a Non-Employee Director Stock Option Plan under which directors who are not employees are granted (at the time of initial election or appointment to the Board) 10,000 options to purchase common stock and are thereafter granted 2,500 options annually so long as they continue to serve as non-employee directors. All of the options are exercisable at the market price of the common stock at the time of grant and vest proportionately over a four year period.

Agreements with Executive Officers

         The only employment contract between the Company and any executive officer of the Company who received total salary and bonus during fiscal year 2003 in excess of $100,000 is an Amended and Restated Employment Agreement with Gary H. Schlatter. Except for that Agreement as described below, the Company has not entered into any compensatory arrangement pursuant to which any executive officer of the Company will receive payment from the Company as a result of the executive officer's resignation, retirement or termination of employment or as a result of a change in control of the Company. There is no employment contract between the Company and Emile J. Jordan.

         Effective May 1, 2003, the Company's subsidiary, OraLabs, Inc., entered into an Amended and Restated Employment Agreement ("Employment Agreement") with Gary Schlatter. The Employment Agreement extended the term of Mr. Schlatter's employment through April 30, 2006, unless terminated earlier pursuant to the provisions of the Employment Agreement. Under the Employment Agreement, Mr. Schlatter agrees to devote such time and attention to the business of OraLabs, Inc. as may be required to fulfill his duties, which is expected to require a substantial amount of his working time.

         Under the Employment Agreement, Mr. Schlatter is paid a base salary of $392,645 per year for the first twelve (12) months, $431,909 per year for the next twelve (12) months, and $475,100 for the final twelve (12) months. Bonus compensation is payable to Mr. Schlatter as may be determined by the Board of Directors in its discretion. Mr. Schlatter also is paid or reimbursed for lease and insurance expenses for automobile and cellular telephone expenses. Under the Employment Agreement, Mr. Schlatter has agreed that during its term and for a period of one (1) year thereafter, he will not participate in any business competitive to that of the business of OraLabs, Inc., except with respect to limited passive investments, and that he will never disclose or utilize any trade secrets or proprietary information of OraLabs, Inc. except within the scope of his employment.

         Under specified circumstances involving a change in control, Mr. Schlatter may terminate the Employment Agreement and receive a lump sum payment equal to all of the compensation to which he otherwise would have been entitled had the Employment Agreement remained in effect for its entire term.

                        SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors has selected Ehrhardt Keefe Steiner & Hottman P.C. as the independent auditors to audit the books and accounts of the Company for the current fiscal year. Ehrhardt Keefe Steiner & Hottman P.C. has served as such independent auditors since December 29, 1998. A representative of Ehrhardt Keefe Steiner & Hottman P.C. is expected to attend the Annual Meeting and will be available to respond to appropriate questions.

         The following table presents fees for professional audit services rendered by Ehrhardt Keefe Steiner & Hottman P.C. ("EKS&H") for the audit of our annual financial statements for the years ended December 31, 2003 and December 31, 2002, and the reviews of the financial statements included in each of our quarterly reports on Form 10-QSB during the fiscal years ended December 31, 2003 and 2002:

                                       2003                                2002
Audit Fees                           $62,000                             $55,472
Audit-Related Fees                      $0                                  0
Tax Fees                                $0                                  0
All Other Fees                          $0                                 $572

Audit Fees are fees incurred in connection with the audit of the Company's consolidated annual financial statements and the review of financial statements in the Company's quarterly reports on Form 10-QSB. All Other Fees are incurred for services other than those described above, and represented fees for software training in year 2002. The Audit Committee will pre-approve the performance by EKS&H of any services other than those relating to the audit or review of the Company's financial statements, but no other services are anticipated at this time.

         The Board of Directors recommends that the stockholders vote FOR approval of the selection of Ehrhardt Keefe Steiner & Hottman P.C. as the Company's independent auditors.


                 STOCKHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

         Stockholders of the Company wishing to include proposals in the proxy material relating to the Annual Meeting of Stockholders of the Company in 2005 must submit the same in writing so as to be received at the principal executive office of the Company (to the attention of the Secretary) on or before December 21, 2004 for such proposal to be considered for inclusion in the proxy statement for such meeting. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholder proposals.

         Stockholders who wish to submit any items of business to be addressed at an annual meeting of stockholders (rather than include the item in the proxy material) must make the submission in a timely manner as provided in the Company's Amended and Restated Bylaws. The Bylaws provide that only timely submissions of business items will be considered as proper business at the meeting. To be timely, a stockholder's written submission must be delivered to or mailed and received at, the principal business offices of the Company at least sixty (60) days in advance of the date that the Company's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders. As this proxy statement for the 2004 annual meeting is being released on approximately April 21, 2004, the deadline for submissions of business items for the 2005 annual meeting will be February 20, 2005. The Bylaws also specify what must be included in the written notice of submission in order for the submission to be considered timely and to be considered proper business to be conducted at the annual meeting.

                                  OTHER MATTERS

         The Board of Directors does not know of any other business to be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their best judgment.

         The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 accompanies this Proxy Statement and constitutes the Company's Annual Report to stockholders. Copies of any exhibits thereto will be furnished to any stockholder of the Company upon the payment of a reasonable duplicating charge. Written requests for any exhibit should be directed to OraLabs Holding Corp., 18685 East Plaza Drive, Parker, Colorado 80134, Attention: Investor Relations.


                            SOLICITATION AND EXPENSES

         The Company will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy materials. In addition to solicitation by mail, Directors, officers and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals and the Company will reimburse them for their expenses.

                                    By Order of the Board of Directors,


                                    /s/ Gary H. Schlatter
                                    --------------------------------------------
                                    Gary H. Schlatter,
                                    Chairman of the Board
April 20, 2004

                                   APPENDIX A
                                   ----------
                             AUDIT COMMITTEE CHARTER
                              ORALABS HOLDING CORP.
                   (Amended and Restated as of March 22, 2004)

PURPOSE

         There shall be an Audit Committee of the Board of Directors of OraLabs Holding Corp., a Colorado corporation (the "Company").

         The Committee shall have responsibility to oversee the Company's management and outside auditors in regard to corporate accounting and financial reporting. The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Company. The Committee has the authority to conduct any investigation it deems appropriate, with full access to all books and records, facilities, personnel and outside advisors of the Company. The Committee is empowered to retain outside counsel, auditors or other experts in its discretion, provided that it shall keep the full Board of Directors advised as to the nature and extent of such activities.

ORGANIZATION

         The Committee shall consist of at least two directors appointed by the Board of Directors. A majority of the directors appointed to the Committee shall not be disqualified from being an "independent director" within the meaning of Rule 4200A of the NASD Manual, and shall have no relationship with the Company which, in the opinion of the Board, would interfere with the exercise of independent judgment. The Committee may ask members of Company management or others to provide pertinent information to the Committee as considered necessary for the Committee to fulfill its duties.

RESPONSIBILITIES

         The Committee recognizes that the preparation of the Company's financial statements and other financial information is the responsibility of the Company's management and that the auditing, or conducting limited reviews, of those financial statements and other financial information is the responsibility of the Company's outside auditors. The Committee's responsibility is to oversee the financial reporting process. The Committee is not expected to audit the Company, to define or control the Company's accounting practices, to define the standards to be used in the preparation of the Company's financial statements, to assure that the Company's financial statements are in accordance with generally accepted accounting principles, or to assure compliance with the Code of Ethics adopted by the Company. The Committee will perform such other functions as are authorized for the Committee by the Board of Directors.

         The Company's management, and its outside auditors, in the exercise of their responsibilities, acquire greater knowledge and more detailed information about the Company and its financial affairs than the members of the Committee. Consequently, the Committee is not responsible for providing any expert or other special assurance as to the Company's financial statements and other financial information or any professional certification as to the outside auditors' work. In carrying out its oversight responsibilities, the Committee shall:

               a) review and reassess the adequacy of the Audit Committee Charter annually;

               b) require that the outside auditors provide the Committee with a formal written statement delineating all relationships between the outside auditors and the Company, consistent with Independence Standards Board Standard No. 1, and discuss with the outside auditors their independence;

               c)  actively  engage  in a  dialogue  with the  outside  auditors
regarding  any  disclosed   relationships   or  services  that  may  impact  the
objectivity and independence of the outside auditors;

               d) take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditors;

               e) review and consider the matters identified in Statement on Auditing Standards No. 61 with the outside auditors and management;

               f) review and discuss the Company's audited financial statements that are to be included in the Company's Form 10-KSB with the outside auditors and management and determine whether to recommend to the Board of Directors that the financial statements be included in the Company's Form 10-KSB for filing with the Securities and Exchange Commission;

               g) review any matters identified by the outside auditors pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements. Any such review shall occur prior to the filing of such interim financial statements on the Company's Form 10-QSB; and

               h) establish, review and update periodically the Company's Code of Ethics required under applicable law and regulations to be adopted by May 4, 2004.

         The outside auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders. The Board and the Committee have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors, and, if applicable, to nominate the outside auditors to be proposed for approval by the shareholders in any proxy statement.

                              ORALABS HOLDING CORP.

                     PROXY SOLICITED ON BEHALF OF COMPANY'S
                               BOARD OF DIRECTORS
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 25, 2004

         The undersigned  hereby appoints as proxies Gary H. Schlatter,  Michael
I. Friess and Allen R. Goldstone and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the annual meeting of stockholders and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals.

        PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW

---------------------------------------------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS                                |_|                    |_|                      |_|
   (Instructions:  To withhold authority to           FOR ALL                FOR ALL                 WITHHOLD
   vote for an individual nominee, strike a                                  EXCEPT                  AUTHORITY
   line through the nominee's name in the                                                             FOR ALL
   list below and mark center box to right.)
---------------------------------------------------------------------------------------------------------------------

Nominees:       Gary H. Schlatter, Allen R. Goldstone, Michael I. Friess and Robert C. Gust

---------------------------------------------------------------------------------------------------------------------

2. Proposal to ratify the selection of                  |_|                    |_|                      |_|
   Ehrhardt Keefe Steiner & Hottman P.C. as             FOR                  AGAINST                  ABSTAIN
   the independent auditors for the fiscal
   year ended December 31, 2004
---------------------------------------------------------------------------------------------------------------------

         In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment(s) thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting of Stockholders.

_______________________________         _______________________________
Signature                               Signature if Held Jointly

_______________________________         _______________________________
Name (Please print)                     Name (Please print)

Date: _________________________         Date: _________________________